                                                                    EXHIBIT 10.2

                             SS&C TECHNOLOGIES, INC.
                         1996 DIRECTOR STOCK OPTION PLAN

1.    Purpose.

      The purpose of this 1996 Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.    Administration.

      The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.    Participation in the Plan.

      Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive options under the Plan.

4.    Stock Subject to the Plan.

      (a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 150,000 shares, subject to adjustment as provided in Section 7.

      (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

      (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.    Terms, Conditions and Form of Options.

      Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

            (i) each person who first becomes an eligible outside director after the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 5,000 shares of Common Stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

            (ii) each eligible outside director shall be granted an additional option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1997 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

      (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

      (c) Options Non-Transferable. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

      (d)   Vesting Period.

            (i) General. Each option granted under the Plan shall become exercisable on the first anniversary of the Option Grant Date; provided, however, that the optionee continue to serve as a director on such date.

            (ii) Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

      (e) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

      (f) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

      (g) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.    Limitation of Rights.

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.    Adjustment Provisions for Mergers, Recapitalizations and Related
      Transactions.

      If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8. Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.    Modification, Extension and Renewal of Options.

      The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.   Termination and Amendment of the Plan.

      The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or
(iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.   Notice.

      Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

12.   Governing Law.

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.   Stockholder Approval.

      The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                             Adopted by the Board of Directors on April 1, 1996. Approved by the Stockholders on April 1, 1996.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 1
                                       TO
                         1996 DIRECTOR STOCK OPTION PLAN

      The 1996 Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. The reference to Section 5(h) at the end of Section 5(e) of the Plan shall be amended to refer to Section 5(f).

2. Section 10 of the Plan shall be deleted in its entirety and replaced with the following:

      "10. Termination and Amendment of the Plan. The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever."

Except as aforesaid, the Plan shall remain in full force and effect.

                         Adopted by the Board of Directors on October 30, 1996.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 2
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1. The 1996 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

            "(d) Vesting Period. Each option granted under the Plan shall be exercisable in full immediately upon the Option Grant Date."

2.    The Plan is hereby amended to delete section 8 thereof and replace such section in its entirety with the following:

            "8.   Intentionally deleted."

3.    Except as aforesaid, the Plan shall remain in full force and effect.

                              Adopted by the Board of Directors on May 5, 1999.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 3
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1. The 1996 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

            "4(a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 300,000 shares, subject to adjustment as provided in Section 7."

2.    The Plan is hereby amended to delete section 5(a) thereof and replace such section in its entirety with the following:

      "5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

            (i) each person who first becomes an eligible outside director after the 2000 Annual Meeting of Stockholders of the Company shall be granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

            (ii) each eligible outside director shall be granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2000 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting."

3.    Except as aforesaid, the Plan shall remain in full force and effect.

                          Adopted by the Board of Directors on February 7, 2000. Approved by the Stockholders on May 23, 2000.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 4
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1.    The Plan is hereby amended to delete section 5(a) thereof and replace such section in its entirety with the following:

            "5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

                  (i) each person who first becomes an eligible outside director after the 2002 Annual Meeting of Stockholders of the Company shall be granted an option to purchase 5,000 shares of Common Stock on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

                  (ii) each eligible outside director shall be granted an option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2002 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such annual Meeting."

2.    Except as aforesaid, the Plan shall remain in full force and effect.

                              Adopted by the Board of Directors on May 22, 2002.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 5
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

      The Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Plan):

      1. Subsection 4(a) of the Plan is deleted and replaced with the following:

            "The maximum number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 675,000 shares (after giving effect to the Company's three-for-two stock split payable March 5, 2004 to stockholders of record February 20, 2004), subject to adjustment as provided in section 7."

      2. Except as amended hereby, the Plan remains in full force and effect.

                          Adopted by the Board of Directors on February 5, 2004. Approved by the Stockholders on May 20, 2004.

                             SS&C TECHNOLOGIES, INC.

                                 AMENDMENT NO. 6
                                       TO
                   1996 DIRECTOR STOCK OPTION PLAN, AS AMENDED

      The Director Stock Option Plan (the "Plan") of SS&C Technologies, Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Plan):

1.    The Plan is hereby amended to delete section 5(a) thereof and replace such section in its entirety with the following:

            "5(a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

                  (i) each person who first becomes an eligible outside director on or after March 11, 2005 shall be granted an option to purchase 5,000 shares of Common Stock (after giving effect to the Company's three-for-two stock split payable March 5, 2004 to stockholders of record on February 20, 2004) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

                  (ii) each eligible outside director shall be granted an option to purchase 5,000 shares of Common Stock (after giving effect to the Company's three-for-two stock split payable March 5, 2004 to stockholders of record on February 20, 2004) on the date of each Annual Meeting of Stockholders of the Company commencing with the 2005 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting."

2.    Except as aforesaid, the Plan shall remain in full force and effect.

                           Adopted by the Board of Directors on March 11, 2005.

                             SS&C TECHNOLOGIES, INC.
                         1996 DIRECTOR STOCK OPTION PLAN

                         DIRECTOR STOCK OPTION AGREEMENT

      1. Grant of Option. SS&C Technologies, Inc., a Delaware corporation (the "Company"), hereby grants to [________________] (the "Optionee"), an option, pursuant to the Company's 1996 Director Stock Option Plan, as amended (the "Plan"), to purchase an aggregate of [_______] shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company at an exercise price of $[_____] per share, purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan.

      2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code").

      3. Vesting, Exercise of Option and Provisions for Termination.

            (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised at any time, and from time to time, on or after the date of grant but prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date"). This option may not be exercised at any time on or after the Expiration Date.

            (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares of Common Stock covered hereby.

            (c) Exercise by Representative Following Death of Director. The Optionee, by written notice to the Treasurer of the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the Optionee's death, shall acquire the right to exercise all or a portion of this option. If the person or persons so designated wish to exercise any portion of this option, they must do so within the term of this option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

            (d) Termination of Service as a Director. If the Optionee ceases to serve as a director of the Company for any reason, then, except as provided in
Section 3(e), the right to exercise this option shall terminate 60 days after such cessation (but in no event after the Expiration Date).

            (e) Exercise Period Upon Death or Disability. If the Optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code, or any successor provision) prior to the Expiration Date, then the exercisable portion of this option may be exercised, within the period of 180 days following the date the Optionee ceases to serve as a director (but in no event later than the Expiration Date), by the Optionee or by the person to whom this option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 3(c).

      4. Payment of Purchase Price. Payment of the purchase price for shares of Common Stock purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares.

      5. Delivery of Shares; Compliance With Securities Laws, Etc.

            (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

            (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

      6. Nontransferability of Option. Except as provided in Section 3(c), to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, this option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

      7. No Right to Continue as a Director. Neither the Plan, nor the granting of this option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee as a director for any period of time.

      8. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      9. Adjustment Provisions.

            (a) General. If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in the price for each share subject to this option (without changing the aggregate purchase price for this option), to the end that this option shall be exercisable, for the same aggregate exercise price, for such securities as the Optionee would have held immediately following such event if he had exercised this option immediately prior to such event. No fractional shares will be issued to the Optionee on account of any such adjustments.

            (b) Limits on Adjustments. No adjustment shall be made under this
Section 9 which would (i) have the effect of altering or impairing any rights or obligations of this option without the consent of the Optionee, or (ii) modify the number of shares of Common Stock subject to this option (except as provided in Section 9(a)).

      10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      11. Miscellaneous.

            (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

            (b) All notices under this option shall be mailed (including by electronic mail) or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

            (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant: ______________               SS&C TECHNOLOGIES, INC.

                                            By:_____________________________

                                            Title:__________________________

                                            Address:

                                            80 Lamberton Road
                                            Windsor, CT 06095

                              OPTIONEE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Director Stock Option Plan, as amended.

                                            OPTIONEE

                                            ____________________________________
                                            [Name]

                                            Address:

                                            ____________________________________

                                            ____________________________________